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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 1, 2000



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




             Delaware                    0-21185                 04-2687849
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)

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Item 5.           Other Events.

         On June 1, 2000, Applied Analytical Industries, Inc. (the "Company") issued a press release (the "Release") concerning an alliance with Pharmaceutical Development Center (PDC). The Release also included a quote by the Company's Chief Executive Officer concerning the projected financial performance of the Company in the second quarter of 2000. The Release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         The Company does not undertake to update the projection set forth in the Release, which information constitutes only the Company's current estimate with respect to the financial performance of the Company for the period identified in the Release.

Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits

                  Exhibit 99.1  --        Press release dated June 1, 2000


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2000

                        APPLIED ANALYTICAL INDUSTRIES, INC.


                        By: /s/ William L. Ginna, Jr.
                            ----------------------------------------------------
                            William L. Ginna, Jr.
                            Executive Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1  --  Press release dated June 1, 2000


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